UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 29, 2009
MARLIN BUSINESS SERVICES CORP.
(Exact name of registrant as specified in its charter)
Pennsylvania	000-50448	38-3686388
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
300 Fellowship Road, Mount Laurel, NJ		08054
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(888) 479-9111

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.      Entry into a Material Definitive Agreement.

On June 29, 2009, Marlin Leasing Corporation (“MLC”), a subsidiary of the Registrant, entered into a consent and amendment to its Series 2002-A warehouse financing facility (the “2002-A Facility”) that (i) permitted MLC to repay in full (on the termination date of June 29, 2009) the remaining outstanding balance owing under the Second Amended and Restated Warehouse Revolving Credit Facility Agreement, dated as of August 31, 2001 (as amended), among MLC, the financial institutions that are party thereto as lenders, and National City Bank, as agent for the lenders (the “Bank Facility”), and (ii) revised the definition of “Termination Date” for the Series 2002-A Facility to delete the prohibition against paying off the Bank Facility.  Attached as Exhibit 10.1 to this report, and incorporated herein by reference, is the Consent and Amendment to the Amended and Restated Series 2002-A Supplement, dated as of June 29, 2009, among Marlin Leasing Corporation, Marlin Leasing Receivables Corp. II, Marlin Leasing Receivables II, LLC, JPMorgan Chase Bank, N.A., as the agent, and Wells Fargo Bank Minnesota, N.A., as the trustee.

Item 8.01.      Other Events.

On June 29, 2009 (the termination date of the Bank Facility), Marlin Leasing Corporation, a subsidiary of the Registrant, repaid in full the remaining outstanding principal balance of $3,185,000 (plus accrued interest) owing under the Bank Facility.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

10.1
Consent and Amendment to the Amended and Restated Series 2002-A Supplement, dated as of June 29, 2009, among Marlin Leasing Corporation, Marlin Leasing Receivables Corp. II, Marlin Leasing Receivables II, LLC, JPMorgan Chase Bank, N.A., as the agent, and Wells Fargo Bank Minnesota, N.A., as the trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARLIN BUSINESS SERVICES CORP.
(Registrant)

Date: July 2, 2009                                                                                 /s/ Daniel P. Dyer
                                                                                                                Daniel P. Dyer
                                                                                                                Chief Executive Officer

INDEX TO EXHIBITS

10.1
Consent and Amendment to the Amended and Restated Series 2002-A Supplement, dated as of June 29, 2009, among Marlin Leasing Corporation, Marlin Leasing Receivables Corp. II, Marlin Leasing Receivables II, LLC, JPMorgan Chase Bank, N.A., as the agent, and Wells Fargo Bank Minnesota, N.A., as the trustee.